SUPPLEMENT DATED APRIL 30, 2002

TO

PROSPECTUS DATED APRIL 30, 2002

FOR

FUTURITY III VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Proposed Substitutions of Funds

On December 27, 2001, Sun Life Assurance Company of Canada (U.S.)("the Company" or "Sun Life of Canada (U.S.)") filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain investment portfolios of Alger American Fund ("Alger") currently held by Sun Life of Canada (U.S.) Variable Account F ("Account F") for shares of certain investment portfolios of Sun Capital Advisers Trust ("Sun Capital"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions.

If such approvals are granted, the Alger American Growth Portfolio, Alger American Income & Growth Portfolio and Alger American Small Capitalization Portfolio will no longer be available investment options under your Contract.

Effect of the Substitutions

The effect of the substitutions would be to replace each of the Alger portfolios shown in Column I with the corresponding Sun Capital portfolio shown in Column II:
Column I (Replaced Funds)	Column II (Substitute Funds)
Alger American Growth Portfolio	SC Alger Growth Fund*
Alger American Income & Growth Portfolio	SC Alger Income & Growth Fund*
Alger American Small Capitalization Portfolio	SC Alger Small Capitalization Fund*

            *Available for investment on May 1, 2002.

The Replaced Funds have similar investment objectives to their respective Substitute Funds. Contract owners and prospective purchasers should carefully read the Sun Capital prospectus dated May 1, 2002.

The advisers to each of the Sun Capital Funds will also serve as subadvisers to the corresponding Substitute Funds. Sun Capital and its adviser, Sun Capital Advisers, Inc. ("SC Advisers") have received an exemptive order from the SEC permitting SC Advisers, subject to the approval of Sun Capital's board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. SC Advisers has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.

With respect to the Replaced Funds, the Company will not exercise any rights reserved under your Contract to impose restrictions or fees on transfers from the Replaced Funds or Substitute Funds until at least thirty (30) days after the proposed substitutions occur.

If the proposed substitutions are carried out, each Contract owner affected by the substitutions will be sent a written notice informing them that the substitutions were carried out.

The Replaced Funds will be closed for all future payments, allocations, and transfers on May 1, 2002.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.